UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2009

PEPCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(202) 872-3526

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pepco Holdings, Inc.
Form 8-K
Item 7.01    Regulation FD Disclosure.

             Exhibit 99, attached hereto (excluding the portion referred to under Item 8.01), is hereby incorporated by reference.

Item 8.01    Other Events.

             Page 5 captioned “Liquidity Position” and page 6 captioned “Collateral Impacts -- Retail Energy Supply” of the presentation entitled “Financial Overview” included in Exhibit 99, attached hereto, are hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following is furnished herewith:

Exhibit No.	Description of Exhibit

99	Pepco Holdings, Inc. Presentation (excluding the portion thereof referred to in Item 8.01)

The following is filed herewith:

Exhibit No.	Description of Exhibit

99	The portion of the Pepco Holdings, Inc. Presentation referred to in Item 8.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	March 26, 2009	/s/ P. H. Barry
Name: Paul H. Barry Title: Senior Vice President and Chief Financial Officer